Exhibit 10.51

AMENDMENT NUMBER 15
TO THE CANADIAN PACIFIC RAILWAY COMPANY PENSION PLAN – DEFINED BENEFIT OPTION
CONSOLIDATED AS AT JANUARY 1, 2009

AMENDMENTS EFFECTIVE JANUARY 1, 2019
1.Delete paragraph 2.40.1 and replace it with the following:
“2.40.1 Pension Limit
“Pension Limit” means the applicable “Prior Pension Limit” or the “Future Pension Limit” set out, respectively, in columns 2 and 3 in the table in paragraph 8.08(a).
2.40.2 Pension Limit Date
“Pension Limit Date” means the applicable date set out in column 1 of the table in subparagraph 8.08(a).”
2.Add the following as paragraph 2.56.1:
“2.56.1 Testing Date
“Testing Date” means the applicable date set out in subparagraph 8.09(a).”
3.Delete paragraph 2.58(g) and replace it with the following:
“(g) “USW” means the “TC Local 1976 United Steelworkers” formerly known as the “TC Local 1976 United Steelworkers of America”, and prior to that, formerly known as the “Transportation Communications International Union”.”
4.All references to “TC/USWA” and “USWA” are replaced, wherever they occur in the Plan text, with “USW”.
5.Delete subparagraphs 5.01(a), 5.01(a.1) and 5.01(a.2) and replace those subparagraphs with the following:
“(a) Every Member:
(i)who is a Canadian Employee;
(ii)whose Last Date of Hire is prior to the Pension Limit Date applicable to the Union Service or Management Service they are currently accruing; and
(iii)who is accruing Pensionable Service,
shall contribute to the Fund in accordance with the percentages set out in the table below:

Periods of Pensionable Service:	Earnings that Do Not Exceed the Year’s Maximum Pensionable Earnings:	Earnings that Exceed the Year’s Maximum Pensionable Earnings:
TCRC-MWED	5.45%	7.03%
CPPA	5.67%	7.25%
USW	5.67%	7.25%
IBEW	5.67%	7.25%
Unifor	5.48%	6.98%
TCRC-RTE	6.69%	6.98%
RCTC	5.48%	6.98%
Management	3.50%	5.50%

(a.1) Every Member:
(i)who is a Canadian Employee;
(ii)whose Last Date of Hire is on or after the Pension Limit Date applicable to the Union Service or Management Service they are currently accruing, and
(iii)who is accruing Pensionable Service,
shall contribute to the Fund as follows:
(iv)if the Member is accruing Union Service:

(A)for Earnings that do not exceed the Year’s Maximum Pensionable Earnings, 4.3% of those Earnings; and
(B)for Earnings that exceed the Year’s Maximum Pensionable Earnings, 6.3% of those Earnings,
(v)if the Member is accruing Management Service:
(A)for Earnings that do not exceed the Year’s Maximum Pensionable Earnings, 3.5% of those Earnings; and
(B)for Earnings that exceed the Year’s Maximum Pensionable Earnings, 5.5% of those Earnings.
(a.2) The contribution rates set out in subparagraphs 5.01(a) and 5.01(a.1) in respect of periods of Management Service shall apply:
(i)only to those periods of Management Service when the Management Employee does not participate in the Defined Contribution Provision;
(ii)when the Employee’s salary and wages are paid in Canadian currency, and
(iii)to Base Earnings rather than Earnings.
A Member participating in the Defined Contribution Provision shall contribute in accordance with Appendix B.”
6.Delete subparagraph 5.01(e) and replace it with the following:
“(e) For the purposes of subparagraphs 5.01(a), 5.01(a.1), 5.01(c) and 5.01(d):
(i)Earnings, in respect of a Member represented by a Union; and
(ii)Base Earnings, in respect of a Member who is a Management Employee, are limited in the year in which the contribution is made to the product of fifty (50) and the:
(iii)Prior Pension Limit for a Member whose Last Date of Hire was prior to the Pension Limit Date; or
(iv)Future Pension Limit for a Member whose Last Date of Hire was on or after the Pension Limit Date.”
7.Delete clause 5.01(f)(ii) and replace it with the following:
“(ii) In respect of contributions required to be made at any time on or after January 1, 2013, the excess, if any, of (A) over (B) where:
(A)is equal to the lesser of
(I)the Member’s Earnings and
(II)an amount equal to the product of fifty (50) and
a.the Prior Pension Limit for a Member whose Last Date of Hire was prior to the Pension Limit Date; or
b.the Future Pension Limit for a Member whose Last Date of Hire was on or after the Pension Limit Date;
and
(B)is the Taxable Wage Base;
and”.

8.Delete subparagraph 8.01(b) and replace it with the following:
“(b) is the sum of all amounts, each of which is determined with respect to a period of Union Service or Management Service in Canada after December 31, 1965 as the product of:
(i)the Member’s Highest Plan Earnings up to the Average Year’s Maximum Pensionable Earnings,
(ii)multiplied by the period of Union Service or Management Service after December 31, 1965,
(iii)multiplied by the applicable percentage determined from the following table:

Period of Pensionable Service	If Member’s last date of hire was before:	then the following percentage is used:	If Member’s last date of hire is on or after:	then the following percentage is used:
TCRC-MWED Service	June 1, 2013	1.80%	June 1, 2013	1.70%
CPPA	June 1, 2013	1.80%	June 1, 2013	1.70%
USW Service	January 1, 2019	1.90%	January 1, 2019	1.70%
IBEW Service	June 1, 2013	1.80%	June 1, 2013	1.70%
Unifor Service	May 1, 2015	1.80%	May 1, 2015	1.70%
TCRC-RTE Service	June 1, 2013	1.80%	June 1, 2013	1.70%
RCTC Service	June 1, 2013	1.80%	June 1, 2013	1.70%
Management Service	June 1, 2013	1.30%	June 1, 2013	1.30%

9.Subparagraph 8.01(d) is deleted and replaced with the following:
“(d) Intentionally Deleted.”

10. Delete paragraphs 8.08 and 8.09 and replace those paragraphs with the following:
“8.08 Pension Limit
(a)Pension Limit Date, Prior Pension Limit, and Future Pension Limit are the dates and amounts, as applicable, set out in the table below:

	1	2	3
Period of Pensionable Service	Pension Limit Date	Prior Pension Limit	Future Pension Limit
TCRC-MWED Service	June 1, 2013	$1,975	$1,715
CPPA Service	June 1, 2013	$1,975	$1,715
USW Service	January 1, 2019	$1,975	$1,715
IBEW Service	June 1, 2013	$1,975	$1,715
Unifor Service	May 1, 2015	$2,050	$1,715
TCRC-RTE Service	June 1, 2013	$2,200	$1,715
RCTC Service	June 1, 2013	$2,200	$1,715
Management Service	June 1, 2013	$1,975	$1,715
(b)Notwithstanding subparagraphs 8.01(b) and 8.01(c), the Member’s annual pension, calculated at the Member’s Date of Cessation of Membership, shall:
(i)in respect of periods of Pensionable Service in Canada prior to the applicable Testing Date, not exceed the product of (A) and (B), where:
(A)is the Member’s Pensionable Service prior to the applicable Testing Date; and
(B)is the Prior Pension Limit applicable to Union representing the Member on the Testing Date,
and
(ii)in respect of each period of Union Service or Management Service in Canada on or after the applicable Testing Date, not exceed the product of (A) and (B), where:
(A)is the Member’s Pensionable Service on or after the applicable Testing Date; and
(B)is:
(i)if the Member’s Last Date of Hire was prior to the Pension Limit Date, the applicable Prior Pension Limit(s); and

(ii)if the Member’s Last Date of Hire was on or after the Pension Limit Date, the applicable Future Pension Limit(s).
8.09 Testing
(a)“Testing Date” means
(i)for a Member on June 1, 2013 who was not represented by Unifor on that date, June 1, 2013;
(ii)for a Member who was represented by Unifor on June 1, 2013 and who, prior to May 1, 2015, became a Management Employee or became represented by a Union other than Unifor, the date the Member ceased to be represented by Unifor; or
(iii)for a Member who was represented by Unifor on May 1, 2015 and who had not at any time on or after June 1, 2013 and prior to May 1, 2015 been a Management Employee or been represented by a Union other than Unifor, May 1, 2015.
(b)Notwithstanding subparagraph 8.08(b), if the Pension Accrued for a Member:
(i)in respect of the Member’s Pensionable Service accrued prior to the applicable Testing Date;
(ii)calculated in accordance with the Plan terms in effect at the Testing Date;
(iii)calculated using the Testing Date as the Member’s Date of Cessation of Membership; and
(iv)calculated using:
(A)the Member’s Highest Plan Earnings on the Testing Date; and
(B)the Member’s Average Year’s Maximum Pensionable Earnings on the Testing Date,
but subject to application of paragraphs 8.06 and 8.07 to the amount so calculated,
(v)exceeds the product of the Member’s:
(A)Pensionable Service prior to the Testing Date; and
(B)the Prior Pension Limit applicable to Management or to the Union representing the Member on the Testing Date, then the portion of such Member’s annual pension in respect of the Member’s Pensionable Service accrued prior to the applicable Testing Date shall be determined in accordance with clauses (i), (ii), (iii) and (iv).”